SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
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                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 11, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  -  OTHER EVENTS

On July 26 2005, Ramtron International Corporation ("Ramtron") completed the divestiture of its subsidiary, Mushkin Inc. ("Mushkin"). For details concerning the sale of Mushkin, see Ramtron's Current Report on Form 8-K dated July 20, 2005, filed with the Securities and Exchange Commission on July 26, 2005.

Ramtron's financial statements as of December 31, 2004 and 2003 and for the three years then ended (the "2004 Financial Statements") included in its Annual Report on Form 10-K and its financial statements as of March 31, 2005 and for the three months then ended and as of June 30, 2005 and for the six months then ended (the "2005 Financial Statements") included in its Quarterly Reports on Form 10-Q may be incorporated by reference into certain registration statements currently effective for Ramtron and as may be filed by Ramtron in the future. Accordingly, Ramtron is revising its 2004 Financial Statements and 2005 Financial Statements to reflect Mushkin Inc. as a discontinued operation. The revised financial statements are filed as exhibits hereto, and incorporated herein by reference.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements - Not Applicable

(b)  Pro-Forma Financial Information - Not applicable

(c)  Exhibits:

Exhibit   23.1  Consent of KPMG LLP.

Exhibit 99.1 Consolidated Balance Sheets as of December 31, 2004 and 2003; Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002; Consolidated Statements of Cash Flow for the years ended December 31, 2004, 2003 and 2002; Notes to Consolidated Financial Statements

Exhibit   99.2  Consolidated Balance Sheets as of March 31, 2005 and
                December 31, 2004; Consolidated Statements of Operations for the Three Months ended March 31, 2005 and 2004; Consolidated Statements of Cash Flows for the Three Months ended March 31, 2005 and 2004; Notes to Financial Statements

Exhibit   99.3  Consolidated Balance Sheets as of June 30, 2005 and
                December 31, 2004; Consolidated Statements of Operations for the Three and Six Months ended June 30, 2005 and 2004; Consolidated Statements of Cash Flows for the Six Months ended June 30, 2005 and 2004; Notes to Financial Statements

Exhibit   99.4  Report of Independent Registered Public Accounting Firm

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /s/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated October 11, 2005

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